                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

     Date of Report (Date of earliest event reported) February 25, 2005

              NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

      033-36767-03                                        36-3731520
(Commission File Number)                       (IRS Employer Identification No.)

2850 West Golf Road, Rolling Meadows, Illinois                60008
  (Address of principal executive offices                   (Zip Code)

       Registrant's telephone number, including area code (847)734-4000

--------------------------------------------------------------------------------

              INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01   Other Events

On February 25, 2005 the  Registrant has caused to be  made available  by the
Trustee the monthly Servicer and  Settlement  Certificates for the Due Period
ended January 31, 2005, which are attached as Exhibit 20 hereto.

Item 9.01  Financial Statements and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

--------------------------------------------------------------------------------

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                               (Registrant)

Date:  March 4, 2005                   By: /s/PAUL MARTIN
                                              Paul Martin
                                              Vice President and Controller

--------------------------------------------------------------------------------

                                FORM 8-K

                             EXHIBIT INDEX

Exhibit
Number
               Description
20.1           Monthly Servicer and Settlement Certificate #80, Series 1998-1
               made available on February 25, 2005

20.1 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #80

20.2           Monthly Servicer and Settlement Certificate #55, Series 2000-1
               made available on February 25, 2005

20.2 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #55

20.3           Monthly Servicer and Settlement Certificate #19, Series 2003-1
               made available on February 25, 2005

20.3 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #19

20.4           Monthly Servicer and Settlement Certificate #8, Series 2004-1
               made available on February 25, 2005

20.4 (A)       5.34 The percentages and all other information calculated
               pursuant to Section 1.01 of the Supplement, Certificate #8

20.5           Dealer Note Master Trust Series Data for the February 25, 2005
               Distribution Date

====================================================================================================================================

                                                            EXHIBIT 20.1

                                         MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 80

                                                     DEALER NOTE MASTER TRUST

                                                      CLASS A, DEALER NOTE
                                                   ASSET BACKED CERTIFICATES,
                                                         SERIES 1998-1

Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1998-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of February 25, 2005, the Transfer Date of February 24, 2005 and with respect to the performance of the Master Trust during the Due Period ended on January 31, 2005 and the Distribution Period ended
February 25, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any, for the Due Period                                    136,570.48

    3.2 The amount of ITEC Finance Charges for the Due Period                                  3,061,044.99

    3.3 The average daily balance of Dealer Notes outstanding during the Due Period        1,067,343,006.08

    3.4 The total amount of Advance Reimbursements for the Due Period                                  0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period          403,988,032.75

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust         379,529,198.02
        during the Due Period

    3.7 The amount of the Servicing Fee for the Due Period                                       911,568.40

    3.8 The average daily Master Trust Seller's Interest during the Due Period               164,642,580.65

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV of the Supplement)                150,320,000.00

   3.10 The aggregate amount of Collections for the Due Period                               503,536,599.33

   3.11 The aggregate amount of Finance Charge Collections for the Due Period                  6,736,552.56

   3.12 The aggregate amount of Principal Collections for the Due Period                     496,800,046.77

   3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                               0.00

   3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period          1,093,882,086.45

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                                     92,812,014.02

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments as of the          92,437,913.55
            end of the Due Period
        b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                          2.17%
        d.  The rating of each such Eligible Investment                                            AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                                       12,640,813.98

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
        i)      Wolfington Body Co Inc
        ii)     Lee Smith Inc
        iii)    Nalley Motor Trucks
        iv)     Prairie International
        v)      Longhorn Bus Sales

   3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
        as a percentage of the total principal amount outstanding, as of the end of the Due Period    0.09%

   3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth
        in Article IV of the Supplement) established on 7/10/03 for the benefit of the           101,490.81
        Master Trust Certificateholders.

   3.21 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments                       101,303.52
        b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                          2.17%
        d.  The rating of each such Eligible Investment                                            AAAm/Aaa

   3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
        of the Supplement and to the payments made on the Distribution Date)                     100,000.00

    4.0 Series 1998-1 Information.

    4.1 The Deficiency Amount as of the Transfer Date
        (after giving effect to the transactions set forth in
        Article IV of the Supplement)                                                                  0.00

   4.2a The Maximum Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                            31,000,000.00

  4.2b. The Available Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                            31,000,000.00

    4.3 The Projected Spread for the following Distribution Period                             2,500,000.00

    4.4 The amount on deposit in the Spread Account as of
        the Transfer Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                                2,500,000.00

    4.5 The aggregate amount on deposit in the Liquidity
        Reserve Account as of the Transfer Date (after giving
        effect to the transactions  set forth in Article IV
        of the Supplement)                                                                             0.00

    4.6 The Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                              200,000,000.00

    4.7 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
         for the Due Period                                                                            0.00

    4.8 The amount of Series Allocable Finance Charge
        Collections for the Due Period                                                         1,347,030.61

    4.9 The amount of Series Allocable Principal Collections
        for the Due Period                                                                    99,339,367.31

   4.10 The amount of Series Principal Account Losses
        for the Due Period                                                                             0.00

   4.11 The amount of Investor Dealer Note Losses / (Recoveries) for
        the Due Period                                                                                 0.00

   4.12 The amount of Investor Finance Charge Collections
        for the Due Period                                                                     1,135,412.10

   4.13 The amount of Investor Principal Collections for
        the Due Period                                                                        83,733,152.71

   4.14 The amount of Available Certificateholder's Interest
        Collections for the Due Period                                                         1,215,246.83

   4.15 The amount of Series 1998-1 Shared Principal
        Collections for the Due Period                                                                 0.00

   4.16 The aggregate amount of the Series 1998-1 Principal
        Shortfall, if any, for the Due Period                                                          0.00

   4.17 The Seller's Percentage for the Due Period                                                   15.71%

   4.18 The Excess Seller's Percentage for the Due Period                                             2.65%

   4.19 The aggregate amount of Seller's Principal Collections
        for the Due Period                                                                    15,606,214.60

   4.20 The amount of Available Seller's Finance Charge
        Collections for the Due Period                                                           216,333.12

   4.21 The aggregate amount of Available Seller's Principal
        Collections for the Due Period                                                        12,973,721.37

   4.22 The aggregate amount of Excess Seller's Principal
        Collections for the Due Period                                                         2,632,493.23

   4.23 The Controlled Amortization Amount, if applicable,
        for the Due Period                                                                             0.00

   4.24 The Minimum Series 1998-1 Master Trust Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                                    37,000,000.00

   4.25 The Series 1998-1 Allocation Percentage for
        the Due Period                                                                               20.00%

   4.26 The Floating Allocation Percentage for the
        Due Period                                                                                   84.29%

   4.27 The Principal Allocation Percentage, if applicable,
        for the Due Period                                                                            0.00%

   4.28 The total amount to be distributed on the Series
        1998-1 Certificates on the Distribution Date                                             616,702.78

   4.29 The total amount, if any, to be distributed on the Series
        1998-1 Certificates on the Distribution Date
        allocable to the Invested Amount                                                               0.00

   4.30 The total amount, if any, to be distributed on
        the Series 1998-1 Certificates on the Distribution
        Date allocable to interest on the Series 1998-1
        Certificates                                                                             463,062.50

   4.31 The Draw Amount as of the Transfer Date                                                        0.00

   4.32 The amount of Investor Charge-Offs as of
        Transfer Date                                                                                  0.00

   4.33 The amount of reimbursement of Investor Charge-
        Offs as of the Transfer Date                                                                   0.00

   4.34 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                                           153,640.28

   4.35 The aggregate amount of funds on deposit in
        the Series Principal Account as of the end of the
        last day of the Due Period (after giving effect to the
        payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                                     0.00

   4.36 The aggregate amount of funds on deposit in the
         Spread Account as of the end of the last day of
        the Due Period (after giving effect to payments and
        adjustments made pursuant to Article IV of the
        Supplement and the Agreement)                                                          2,500,000.00

   4.37 Eligible Investments in the Series Principal Account:
        a.  The aggregate amount of funds invested in Eligible Investments                             0.00
        b.  Description of each Eligible Investment:                                                     NA
        c.  The rate of interest applicable to each such Eligible Investment                       _______%
        d.  The rating of each such Eligible Investment                                                  NA

   4.38 Eligible Investments in the Liquidity Reserve Account:
        a.  The aggregate amount of funds invested in Eligible Investments                             0.00
        b.  Description of each Eligible Investment:                                                     NA
        c.  The rate of interest applicable to each such Eligible Investment                       _______%
        d.  The rating of each such Eligible Investment                                                  NA

   4.39 The amount of Excess Interest Collections for the Due Period                             598,544.04

   4.40 The amount of Investor Principal Collections from other Series treated
        as Shared Principal Collections for the Due Period                                             0.00

   4.41 The amount of Excess Interest Collections for the
        Due Period allocated to other Series                                                           0.00

   4.42 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period
        allocated to Other Series                                                                      0.00

   4.43 The percentages and all other information calculated
        pursuant to Section 6.01 of the Supplement                                          See Exhibit "A"

   4.44 The amount of Remaining Available Seller's Principal
         Collections for the Due Period                                                       12,973,721.37

   4.45 The amount of Series 1998-1 Shared Seller's Principal
        Collections for the Due Period                                                                 0.00

   4.46 The aggregate amount of Shared Seller's Principal
        Collections from Other Series for the Due Period                                               0.00

   4.47 The amount of all Shared Seller's Principal Collections
        allocated to Series 1998-1 for the Due Period                                                  0.00

   4.48 The aggregate amount of all Shared Seller's Principal
        Collections allocated to Other Series for the Due Period                                       0.00

   4.49 The aggregate amount of all Early Distributions Amounts
        paid or deemed paid for the Distribution Period                                                0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                        EXHIBIT 20.1(A)
                                                        Series 1998 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                     NO
                                                                                                                         ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                                  NO
                                                                                                                         ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                            NO
                                                                                                                         ----------

                                             2 Months Past :      3.55%
                                             1 Month Past :       3.55%
                                             Current Month :      3.67%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                                   NO
                                                                                                                         ----------

                         Master Trust Seller's Interest :     $ 150,320,000.00

                Master Trust Minimum Seller's Interest :      $ 150,320,000.00

            (k)Turnover Ratio less than 1.7?                                                                                NO
                                                                                                                         ----------

                          Turnover Ratio :       4.10

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                         NO
                                                                                                                         ----------

                 Dealer Note Loss Ratio :        0.00%

====================================================================================================================================

                                                          EXHIBIT 20.2

                                         MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 55

                                                     DEALER NOTE MASTER TRUST

                                                           DEALER NOTE
                                                    ASSET BACKED CERTIFICATES,
                                                         SERIES 2000-1

Under the Series 2000-1 Supplement dated as of July 28, 2000 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2000-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of February 25, 2005, the Transfer Date of February 24, 2005 and with respect to the performance of the Master Trust during the Due Period ended on January 31, 2005 and the Distribution Period ended
February 25, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer.

       3 Master Trust Information.

     3.1 The amount of the Advance, if any, for the Due Period                                     136,570.48

     3.2 The amount of ITEC Finance Charges for the Due Period                                   3,061,044.99

     3.3 The average daily balance of Dealer Notes outstanding during the Due Period         1,067,343,006.08

     3.4 The total amount of Advance Reimbursements for the Due Period                                   0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period           403,988,032.75

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust          379,529,198.02
         during the Due Period

     3.7 The amount of the Servicing Fee for the Due Period                                        911,568.40

     3.8 The average daily Master Trust Seller's Interest during the Due Period                164,642,580.65

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after
         giving effect to the transactions set forth in Article IV of the Supplement)          150,320,000.00

    3.10 The aggregate amount of Collections for the Due Period                                503,536,599.33

    3.11 The aggregate amount of Finance Charge Collections for the Due Period                   6,736,552.56

    3.12 The aggregate amount of Principal Collections for the Due Period                      496,800,046.77

    3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                                0.00

    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period           1,093,882,086.45

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
         of the Agreement)                                                                      92,812,014.02

    3.16 Eligible Investments in the Excess Funding Account:
         a.  The aggregate amount of funds invested in Eligible Investments as of the           92,437,913.55
                end of the Due Period
         b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                           2.17%
         d.  The rating of each such Eligible Investment                                             AAAm/Aaa

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
         as of the end of the Due Period                                                        12,640,813.98

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
         i)      Wolfington Body Co Inc
         ii)     Lee Smith Inc
         iii)    Nalley Motor Trucks
         iv)     Prairie International
         v)      Longhorn Bus Sales

    3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days) as a percentage of the total principal amount outstanding, as of the
         end of the Due Period                                                                          0.09%

    3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
         as of the end of the Due Period                                                        55,150,480.48

    3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established on
         7/10/03 for the benefit of the Master Trust Certificateholders.                           101,490.81

    3.22 Eligible Investments in the Servicer Transition Fee Account:
         a.  The aggregate amount of funds invested in Eligible Investments                        101,303.52
         b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                           2.17%
         d.  The rating of each such Eligible Investment                                             AAAm/Aaa

    3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
         Distribution Date)                                                                        100,000.00

     4.0 Series 2000-1 Information.

     4.1 The Deficiency Amount as of the Transfer Date
         (after giving effect to the transactions set forth in
         Article IV of the Supplement)                                                                   0.00

    4.2a The Maximum Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                             19,080,000.00

   4.2b. The Available Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                             19,080,000.00

     4.3 The Projected Spread for the following Distribution Period                              2,650,000.00

     4.4 The amount on deposit in the Spread Account as of
         the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement)                                 2,650,000.00

     4.5 The aggregate amount on deposit in the Liquidity
         Reserve Account as of the Transfer Date (after giving
         effect to the transactions  set forth in Article IV
         of the Supplement)                                                                              0.00

     4.6 The Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                               212,000,000.00

     4.7 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
          for the Due Period                                                                             0.00

     4.8 The amount of Series Allocable Finance Charge
         Collections for the Due Period                                                          1,347,497.11

     4.9 The amount of Series Allocable Principal Collections
         for the Due Period                                                                     99,373,770.72

    4.10 The amount of Series Principal Account Losses
         for the Due Period                                                                              0.00

    4.11 The amount of Investor Dealer Note Losses / (Recoveries) for
         the Due Period                                                                                  0.00

    4.12 The amount of Investor Finance Charge Collections
         for the Due Period                                                                      1,203,449.67

    4.13 The amount of Investor Principal Collections for
         the Due Period                                                                         88,750,714.63

    4.14 The amount of Available Certificateholder's Interest
         Collections for the Due Period                                                          1,283,562.90

    4.15 The amount of Series 2000-1 Shared Principal
         Collections for the Due Period                                                                  0.00

    4.16 The aggregate amount of the Series 2000-1 Principal
         Shortfall, if any, for the Due Period                                                           0.00

    4.17 The Seller's Percentage for the Due Period                                                    10.69%

    4.18 The Excess Seller's Percentage for the Due Period                                              2.65%

    4.19 The aggregate amount of Seller's Principal Collections
         for the Due Period                                                                     10,623,056.09

    4.20 The amount of Available Seller's Finance Charge
         Collections for the Due Period                                                            148,763.68

    4.21 The aggregate amount of Available Seller's Principal
         Collections for the Due Period                                                          7,989,651.17

    4.22 The aggregate amount of Excess Seller's Principal
         Collections for the Due Period                                                          2,633,404.92

    4.23 The Controlled Amortization Amount, if applicable,
         for the Due Period                                                                              0.00

    4.24 The Minimum Series 2000-1 Master Trust Seller's
         Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                                     25,440,000.00

    4.25 The Series 2000-1 Allocation Percentage for
         the Due Period                                                                                20.00%

    4.26 The Floating Allocation Percentage for the
         Due Period                                                                                    89.31%

    4.27 The Principal Allocation Percentage, if applicable,
         for the Due Period                                                                             0.00%

    4.28 The total amount to be distributed on the Series
         2000-1 Certificates on the Distribution Date                                              673,223.15

    4.29 The total amount, if any, to be distributed on the Series
         2000-1 Certificates on the Distribution Date
         allocable to the Invested Amount                                                                0.00

    4.30 The total amount, if any, to be distributed on
         the Series 2000-1 Certificates on the Distribution
         Date allocable to interest on the Series 2000-1
         Certificates                                                                              510,376.25

    4.31 The Draw Amount as of the Transfer Date                                                         0.00

    4.32 The amount of Investor Charge-Offs as of
         Transfer Date                                                                                   0.00

    4.33 The amount of reimbursement of Investor Charge-
         Offs as of the Transfer Date                                                                    0.00

    4.34 The amount of the Investor Servicing Fee to be
         paid on such Distribution Date                                                            162,846.90

    4.35 The aggregate amount of funds on deposit in
         the Series Principal Account as of the end of the
         last day of the Due Period (after giving effect to the
         payments and adjustments made pursuant to Article
         IV of the Supplement and of the Agreement)                                                      0.00

    4.36 The aggregate amount of funds on deposit in the
          Spread Account as of the end of the last day of
         the Due Period (after giving effect to payments and
         adjustments made pursuant to Article IV of the
         Supplement and the Agreement)                                                           2,650,000.00

    4.37 Eligible Investments in the Series Principal Account:

         a.  The aggregate amount of funds invested in
         Eligible Investments                                                                            0.00

         b.  Description of each Eligible Investment:                                                      NA

         c.  The rate of interest applicable to each such
         Eligible Investment                                                                         _______%

         d.  The rating of each such Eligible Investment                                                   NA

    4.38 Eligible Investments in the Liquidity Reserve Account:

         a.  The aggregate amount of funds invested in
         Eligible Investments                                                                            0.00

         b.  Description of each Eligible Investment:                                                      NA

         c.  The rate of interest applicable to each such
         Eligible Investment                                                                         _______%

         d.  The rating of each such Eligible Investment                                                   NA

    4.39 The amount of Excess Interest Collections for the Due Period                              610,339.75

    4.40 The amount of Investor Principal Collections from other Series treated
         as Shared Principal Collections for the Due Period                                              0.00

    4.41 The amount of Excess Interest Collections for the
         Due Period allocated to other Series                                                            0.00

    4.42 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period
         allocated to Other Series                                                                       0.00

    4.43 The percentages and all other information calculated
         pursuant to Section 6.01 of the Supplement                                           See Exhibit "A"

    4.44 The amount of Remaining Available Seller's Principal
          Collections for the Due Period                                                         7,989,651.17

    4.45 The amount of Series 2000-1 Shared Seller's Principal
         Collections for the Due Period                                                                  0.00

    4.46 The aggregate amount of Shared Seller's Principal
         Collections from Other Series for the Due Period                                                0.00

    4.47 The amount of all Shared Seller's Principal Collections
         allocated to Series 2000-1 for the Due Period                                                   0.00

    4.48 The aggregate amount of all Shared Seller's Principal
         Collections allocated to Other Series for the Due Period                                        0.00

     5.0 Class A Certificate Information.

     5.1 The Class A Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                              200,000,000.00

     5.2 The total amount to be distributed on the Class A Certificates
         on the Distribution Date - includes Investor Servicing Fee plus                          632,191.65
         the Investor Interest Payment

     5.3 The total amount, if any, to be distributed on the Class A
         Certificates on the Distribution Date allocable to the
         Class A Invested Amount                                                                        0.00

     5.4 The total amount, if any, to be distributed on the Class A
         Certificates on the Distribution Date allocable to interest
         on the Class A Certificates                                                              478,562.50

     5.5 The amount of Class A Certificateholder Charge-Offs
         as of the Transfer Date                                                                        0.00

     5.6 The amount of reimbursement of Class A Certificateholder
         Charge-Offs as of the Transfer Date                                                            0.00

     6.0 Class B Certificate Information.

     6.1 The Class B Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                               12,000,000.00

     6.2 The total amount to be distributed on the Class B Certificates
         on the Distribution Date - includes Investor Servicing Fee plus                           41,031.50
         the Investor Interest Payment

     6.3 The total amount, if any, to be distributed on the Class B
         Certificates on the Distribution Date allocable to the
         Class B Invested Amount                                                                        0.00

     6.4 The total amount, if any, to be distributed on the Class B
         Certificates on the Distribution Date allocable to interest
         on the Class B Certificates                                                               31,813.75

     6.5 The amount of Class B Certificateholder Charge-Offs
         as of the Transfer Date                                                                        0.00

     6.6 The amount of reimbursement of Class B Certificateholder
         Charge-Offs as of the Transfer Date                                                            0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                 EXHIBIT 20.2(A)
                                                 Series 2000 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                     NO
                                                                                                                         ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                                  NO
                                                                                                                         ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                            NO
                                                                                                                         -----------

                                             2 Months Past :      3.55%
                                             1 Month Past :       3.55%
                                             Current Month :      3.67%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                                   NO
                                                                                                                         ----------

                         Master Trust Seller's Interest :     $ 150,320,000.00

                Master Trust Minimum Seller's Interest :      $ 150,320,000.00

            (k)Turnover Ratio less than 1.7?                                                                                NO
                                                                                                                         ----------

                          Turnover Ratio :       4.10

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                         NO
                                                                                                                         ----------

                 Dealer Note Loss Ratio :        0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal                                      NO
                                                                                                                         ----------

               Balance of all Dealer Notes?

           Used Financed Vehicle Ratio :         4.92%

====================================================================================================================================

                                                       EXHIBIT 20.3

                                    MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 19

                                                 DEALER NOTE MASTER TRUST

                                                        DEALER NOTE
                                               ASSET BACKED CERTIFICATES,
                                                       SERIES 2003-1

Under the Series 2003-1 Supplement dated as of July 10, 2003 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2003-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of February 25, 2005, the Transfer Date of February 24, 2005 and with respect to the performance of the Master Trust during the Due Period ended on January 31, 2005 and the Distribution Period ended
February 25, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer.

       3 Master Trust Information.

     3.1 The amount of the Advance, if any, for the Due Period                                  136,570.48

     3.2 The amount of ITEC Finance Charges for the Due Period                                3,061,044.99

     3.3 The average daily balance of Dealer Notes outstanding during the Due Period      1,067,343,006.08

     3.4 The total amount of Advance Reimbursements for the Due Period                                0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period        403,988,032.75

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust       379,529,198.02
         during the Due Period

     3.7 The amount of the Servicing Fee for the Due Period                                     911,568.40

     3.8 The average daily Master Trust Seller's Interest during the Due Period             164,642,580.65

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV of the Supplement)              150,320,000.00

    3.10 The aggregate amount of Collections for the Due Period                             503,536,599.33

    3.11 The aggregate amount of Finance Charge Collections for the Due Period                6,736,552.56

    3.12 The aggregate amount of Principal Collections for the Due Period                   496,800,046.77

    3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                             0.00

    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period        1,093,882,086.45

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
         of the Agreement)                                                                   92,812,014.02

    3.16 Eligible Investments in the Excess Funding Account:
         a.  The aggregate amount of funds invested in Eligible Investments as of the        92,437,913.55
             end of the Due Period
         b.  Description of each Eligible Investment:                             JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                        2.17%
         d.  The rating of each such Eligible Investment                                          AAAm/Aaa

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
         as of the end of the Due Period                                                     12,640,813.98

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
         i)      Wolfington Body Co Inc
         ii)     Lee Smith Inc
         iii)    Nalley Motor Trucks
         iv)     Prairie International
         v)      Longhorn Bus Sales

    3.19 Aggregate amount of delinquent principal payments (past due greater than
         30 days) as a percentage of the total principal amount outstanding, as of
         the end of the Due Period                                                                   0.09%

    3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
         as of the end of the Due Period                                                     55,150,480.48

    3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established
         on 7/10/03 for the benefit of the Master Trust Certificateholders.                     101,490.81

    3.22 Eligible Investments in the Servicer Transition Fee Account:
         a.  The aggregate amount of funds invested in Eligible Investments                     101,303.52
         b.  Description of each Eligible Investment:                             JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                        2.17%
         d.  The rating of each such Eligible Investment                                          AAAm/Aaa

    3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
         Distribution Date)                                                                     100,000.00

     4.0 Series 2003-1 Information.

     4.1 The Deficiency Amount as of the Transfer Date
         (after giving effect to the transactions set forth in
         Article IV of the Supplement)                                                                0.00

    4.2a The Maximum Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                          19,080,000.00

   4.2b. The Available Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                          19,080,000.00

     4.3 The Projected Spread for the following Distribution Period                           2,650,000.00

     4.4 The amount on deposit in the Spread Account as of
         the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement)                              2,650,000.00

     4.5 The aggregate amount on deposit in the Liquidity
         Reserve Account as of the Transfer Date (after giving
         effect to the transactions  set forth in Article IV
         of the Supplement)                                                                           0.00

     4.6 The Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                            212,000,000.00

     4.7 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
          for the Due Period                                                                          0.00

     4.8 The amount of Series Allocable Finance Charge
         Collections for the Due Period                                                       1,347,497.11

     4.9 The amount of Series Allocable Principal Collections
         for the Due Period                                                                  99,373,770.72

    4.10 The amount of Series Principal Account Losses
         for the Due Period                                                                           0.00

    4.11 The amount of Investor Dealer Note Losses / (Recoveries) for
         the Due Period                                                                               0.00

    4.12 The amount of Investor Finance Charge Collections
         for the Due Period                                                                   1,203,449.67

    4.13 The amount of Investor Principal Collections for
         the Due Period                                                                      88,750,714.63

    4.14 The amount of Available Certificateholder's Interest
         Collections for the Due Period                                                       1,283,560.54

    4.15 The amount of Series 2003-1 Shared Principal
         Collections for the Due Period                                                               0.00

    4.16 The aggregate amount of the Series 2003-1 Principal
         Shortfall, if any, for the Due Period                                                        0.00

    4.17 The Seller's Percentage for the Due Period                                                 10.69%

    4.18 The Excess Seller's Percentage for the Due Period                                           2.65%

    4.19 The aggregate amount of Seller's Principal Collections
         for the Due Period                                                                  10,623,056.09

    4.20 The amount of Available Seller's Finance Charge
         Collections for the Due Period                                                         148,763.68

    4.21 The aggregate amount of Available Seller's Principal
         Collections for the Due Period                                                       7,989,651.17

    4.22 The aggregate amount of Excess Seller's Principal
         Collections for the Due Period                                                       2,633,404.92

    4.23 The Controlled Amortization Amount, if applicable,
         for the Due Period                                                                           0.00

    4.24 The Minimum Series 2003-1 Master Trust Seller's
         Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                                  25,440,000.00

    4.25 The Series 2003-1 Allocation Percentage for
         the Due Period                                                                             20.00%

    4.26 The Floating Allocation Percentage for the
         Due Period                                                                                 89.31%

    4.27 The Principal Allocation Percentage, if applicable,
         for the Due Period                                                                          0.00%

    4.28 The total amount to be distributed on the Series
         2003-1 Certificates on the Distribution Date                                           688,550.93

    4.29 The total amount, if any, to be distributed on the Series
         2003-1 Certificates on the Distribution Date
         allocable to the Invested Amount                                                             0.00

    4.30 The total amount, if any, to be distributed on
         the Series 2003-1 Certificates on the Distribution
         Date allocable to interest on the Series 2003-1
         Certificates                                                                           525,704.03

    4.31 The Draw Amount as of the Transfer Date                                                      0.00

    4.32 The amount of Investor Charge-Offs as of
         Transfer Date                                                                                0.00

    4.33 The amount of reimbursement of Investor Charge-
         Offs as of the Transfer Date                                                                 0.00

    4.34 The amount of the Investor Servicing Fee to be
         paid on such Distribution Date                                                         162,846.90

    4.35 The aggregate amount of funds on deposit in
         the Series Principal Account as of the end of the
         last day of the Due Period (after giving effect to the
         payments and adjustments made pursuant to Article
         IV of the Supplement and of the Agreement)                                                   0.00

    4.36 The aggregate amount of funds on deposit in the
          Spread Account as of the end of the last day of
         the Due Period (after giving effect to payments and
         adjustments made pursuant to Article IV of the
         Supplement and the Agreement)                                                        2,650,000.00

    4.37 Eligible Investments in the Series Principal Account:
         a.  The aggregate amount of funds invested in Eligible Investments                           0.00
         b.  Description of each Eligible Investment:                                                   NA
         c.  The rate of interest applicable to each such Eligible Investment                     _______%
         d.  The rating of each such Eligible Investment                                                NA

    4.38 Eligible Investments in the Liquidity Reserve Account:
         a.  The aggregate amount of funds invested in Eligible Investments                           0.00
         b.  Description of each Eligible Investment:                                                   NA
         c.  The rate of interest applicable to each such Eligible Investment                     _______%
         d.  The rating of each such Eligible Investment                                                NA

    4.39 The amount of Excess Interest Collections for the Due Period                           595,009.61

    4.40 The amount of Investor Principal Collections from other Series treated
         as Shared Principal Collections for the Due Period                                           0.00

    4.41 The amount of Excess Interest Collections for the
         Due Period allocated to other Series                                                         0.00

    4.42 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period
         allocated to Other Series                                                                    0.00

    4.43 The percentages and all other information calculated
         pursuant to Section 6.01 of the Supplement                                        See Exhibit "A"

    4.44 The amount of Remaining Available Seller's Principal
          Collections for the Due Period                                                      7,989,651.17

    4.45 The amount of Series 2003-1 Shared Seller's Principal
         Collections for the Due Period                                                               0.00

    4.46 The aggregate amount of Shared Seller's Principal
         Collections from Other Series for the Due Period                                             0.00

    4.47 The amount of all Shared Seller's Principal Collections
         allocated to Series 2003-1 for the Due Period                                                0.00

    4.48 The aggregate amount of all Shared Seller's Principal
         Collections allocated to Other Series for the Due Period                                     0.00

     5.0 Class A Certificate Information.

     5.1 The Class A Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                            200,000,000.00

     5.2 The total amount to be distributed on the Class A Certificates
         on the Distribution Date - includes Investor Servicing Fee plus                        640,802.76
         the Investor Interest Payment

     5.3 The total amount, if any, to be distributed on the Class A
         Certificates on the Distribution Date allocable to the
         Class A Invested Amount                                                                      0.00

     5.4 The total amount, if any, to be distributed on the Class A
         Certificates on the Distribution Date allocable to interest
         on the Class A Certificates                                                            487,173.61

     5.5 The amount of Class A Certificateholder Charge-Offs
         as of the Transfer Date                                                                      0.00

     5.6 The amount of reimbursement of Class A Certificateholder
         Charge-Offs as of the Transfer Date                                                          0.00

     6.0 Class B Certificate Information.

     6.1 The Class B Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                             12,000,000.00

     6.2 The total amount to be distributed on the Class B Certificates
         on the Distribution Date - includes Investor Servicing Fee plus                         47,748.17
         the Investor Interest Payment

     6.3 The total amount, if any, to be distributed on the Class B
         Certificates on the Distribution Date allocable to the
         Class B Invested Amount                                                                      0.00

     6.4 The total amount, if any, to be distributed on the Class B
         Certificates on the Distribution Date allocable to interest
         on the Class B Certificates                                                             38,530.42

     6.5 The amount of Class B Certificateholder Charge-Offs
         as of the Transfer Date                                                                      0.00

     6.6 The amount of reimbursement of Class B Certificateholder
         Charge-Offs as of the Transfer Date                                                          0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                     Exhibit 20.3(A)
                                                    Series 2003 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                     NO
                                                                                                                         ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                                  NO
                                                                                                                         ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                            NO
                                                                                                                         -----------

                                             2 Months Past :      3.55%
                                             1 Month Past :       3.55%
                                             Current Month :      3.67%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                                   NO
                                                                                                                         ----------

                         Master Trust Seller's Interest :     $ 150,320,000.00

                Master Trust Minimum Seller's Interest :      $ 150,320,000.00

            (k)Turnover Ratio less than 1.7?                                                                                NO
                                                                                                                         ----------

                          Turnover Ratio :       4.10

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                         NO
                                                                                                                         ----------

                 Dealer Note Loss Ratio :        0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
               Balance of all Dealer Notes?                                                                                 NO
                                                                                                                         ----------

           Used Financed Vehicle Ratio :         4.92%

====================================================================================================================================

                                                       EXHIBIT 20.4

                                      MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 8

                                                DEALER NOTE MASTER TRUST

                                                        DEALER NOTE
                                               ASSET BACKED CERTIFICATES,
                                                       SERIES 2004-1

Under the Series 2004-1 Supplement dated as of June 10, 2004 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, and the Master Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to the Series 2004-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution
Date of February 25, 2005, the Transfer Date of February 24, 2005 and with respect to the performance of the Master Trust during the
Due Period ended on January 31, 2005 and the Distribution Period ended February 25, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

     1 NFC is Servicer under the Agreement.

     2 The undersigned is a Servicing Officer.

     3 Master Trust Information.

   3.1 The amount of the Advance, if any, for the Due Period                                  136,570.48

   3.2 The amount of ITEC Finance Charges for the Due Period                                3,061,044.99

   3.3 The average daily balance of Dealer Notes outstanding during the Due Period      1,067,343,006.08

   3.4 The total amount of Advance Reimbursements for the Due Period                                0.00

   3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period        403,988,032.75

   3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust       379,529,198.02
       during the Due Period

   3.7 The amount of the Servicing Fee for the Due Period                                     911,568.40

   3.8 The average daily Master Trust Seller's Interest during the Due Period             164,642,580.65

   3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
       effect to the transactions set forth in Article IV of the Supplement)              150,320,000.00

  3.10 The aggregate amount of Collections for the Due Period                             503,536,599.33

  3.11 The aggregate amount of Finance Charge Collections for the Due Period                6,736,552.56

  3.12 The aggregate amount of Principal Collections for the Due Period                   496,800,046.77

  3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                             0.00

  3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period        1,093,882,086.45

  3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
       of the Agreement)                                                                   92,812,014.02

  3.16 Eligible Investments in the Excess Funding Account:
       a.  The aggregate amount of funds invested in Eligible Investments as of the        92,437,913.55
           end of the Due Period
       b.  Description of each Eligible Investment:                         JP Morgan Prime Money Market Fund
       c.  The rate of interest applicable to each such Eligible Investment                        2.17%
       d.  The rating of each such Eligible Investment                                          AAAm/Aaa

  3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
       as of the end of the Due Period                                                     12,640,813.98

  3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
       i)     Wolfington Body Co Inc
       ii)    Lee Smith Inc
       iii)   Nalley Motor Trucks
       iv)    Prairie International
       v)     Longhorn Bus Sales

  3.19 Aggregate amount of delinquent principal payments (past due greater than
       30 days) as a percentage of the total principal amount outstanding, as of the
       end of the Due Period                                                                       0.09%

  3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
       as of the end of the Due Period                                                     55,150,480.48

  3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
       Account as of the end of the last day of the Due Period (after giving effect
       to the transactions set forth in Article IV of the Supplement)                         101,490.81

  3.22 Eligible Investments in the Servicer Transition Fee Account:
       a.  The aggregate amount of funds invested in Eligible Investments                     101,303.52
       b.  Description of each Eligible Investment:                         JP Morgan Prime Money Market Fund
       c.  The rate of interest applicable to each such Eligible Investment                        2.17%
       d.  The rating of each such Eligible Investment                                          AAAm/Aaa

  3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
       Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
       Distribution Date)                                                                     100,000.00

   4.0 Series 2004-1 Information.

   4.1 The Invested Amount as of the Distribution
       Date (after giving effect to the transactions set forth
       in Article IV of the Supplement and to the
       payments made on the Distribution Date)                                            212,000,000.00

   4.2 The Adjusted Invested Amount as of the Distribution
       Date (after giving effect to the transactions set forth
       in Article IV of the Supplement and to the
       payments made on the Distribution Date)                                            231,080,000.00

   4.3 The amount of Seller's Invested Amount
        for the Due Period                                                               $150,320,000.00

   4.4 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
        for the Due Period                                                                          0.00

   4.5 The amount of Series Allocable Finance Charge
       Collections for the Due Period                                                       1,347,497.11

   4.6 The amount of Series Allocable Principal Collections
       for the Due Period                                                                  99,373,770.72

   4.7 The amount of Noteholder Allocated Dealer Note Losses / (Recoveries) for
       the Due Period                                                                               0.00

   4.8 The amount of Noteholder Available Interest Amounts
       for the Due Period                                                                   1,203,449.67

   4.9 The amount of Noteholder Available Principal Amounts for
       the Due Period                                                                      88,780,101.42

  4.10 The aggregate amount of the Principal
       Shortfall, if any, for the Due Period                                                        0.00

  4.11 The aggregate amount of Seller Interest Amounts
       for the Due Period                                                                     144,047.44

  4.12 The aggregate amount of Seller's Principal Amounts
       for the Due Period                                                                  10,623,056.09

  4.13 The Reassignment Amount as of the Transfer Date                                    212,000,000.00

  4.14 The Minimum Series Seller's
       Invested Amount as of the Distribution Date (after giving
       effect to the transactions set forth in Article IV
       of the Supplement)                                                                  25,440,000.00

  4.15 The Minimum Seller's
       Invested Amount as of the Distribution Date (after giving
       effect to the transactions set forth in Article IV
       of the Supplement)                                                                           0.00

  4.16 The Minimum Series Seller's
       Interest as of the Distribution Date (after giving
       effect to the transactions set forth in Article IV
       of the Supplement)                                                                  25,440,000.00

  4.17 The Series Allocation Percentage with respect to Series 2004-1 for
       the Due Period                                                                             20.00%

  4.18 The Noteholder Floating Allocation Percentage for the
       Due Period                                                                                 89.31%

  4.19 The Noteholder Principal Allocation Percentage, if applicable,
       for the Due Period                                                                         89.34%

  4.20 The total amount to be distributed on the Series
       2004-1 Certificates on the Distribution Date                                           667,402.04

  4.21 The total amount, if any, to be distributed on the Series
       2004-1 Certificates on the Distribution Date
       allocable to the Invested Amount                                                             0.00

  4.22 The total amount, if any, to be distributed on
       the Series 2004-1 Certificates on the Distribution
       Date allocable to interest on the Series 2004-1
       Certificates                                                                           504,555.14

  4.23 The amount of the Investor Servicing Fee to be
       paid on such Distribution Date                                                         162,846.90

  4.24 The amount of Investment Income with respect to the Series 2004-1 Certificate
       for the Due Period                                                                      80,273.42

  4.25 The amount of Excess Interest Collections for the Due Period                           616,321.05

  4.26 The amount of Excess Interest Collections for the
       Due Period allocated to other Series                                                         0.00

  4.27 The amount of Noteholder Available Principal Amounts treated
       as Shared Principal Collections and allocated to other Series for the Due Period             0.00

  4.28 The amount of all Shared Principal Collections allocated to Series 2004-1
       for the Due Period                                                                           0.00

                                                  NOTE STATEMENT

                                   MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 8
                                  NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST

                                                SERIES 2004-1 NOTES

Under the Series 2004-1 Indenture Supplement dated as of June 10, 2004 (the "Indenture Supplement") by and
among the Navistar Financial Dealer Note Master Owner Trust (the "Master Owner Trust") and The Bank of New
York, as trustee (the "Indenture Trustee"), the Indenture Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments on the Series 2004-1 Notes as well as the performance of the Master Owner Trust during the previous month.  The information which is required to be prepared with respect to the Payment Date of February 25, 2005,  the Transfer Date of February 24, 2005
and with respect to the performance of the Master Owner Trust during the Due Period ended on January 31, 2005 and the Distribution Period ended on February 25, 2005 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note.  Certain other information is presented based on the aggregate amounts for the Master Owner Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Indenture Supplement.

      5 Series 2004-1 Notes Information

    5.1 Series 2004-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1
        Indenture Supplement and to payments made on the Payment Date).                        212,000,000.00

        Cumulative Reductions (Net of Reinstatements) of the Series 2004-1 Nominal
        Liquidation Amount, if any, as of the Transfer Date                                              0.00

    5.2 Series 2004-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1 Indenture
        Supplement and to payments made on the Payment Date).                                  231,080,000.00

    5.3 Series 2004-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1 Indenture
        Supplement and to payments made on the Payment Date).                                   19,080,000.00

        Series 2004-1 Target Overcollateralization Amount, if any, as of the Transfer Date      19,080,000.00

        Cumulative Reductions (Net of Reinstatements) of the Series 2004-1
        Overcollateralization Amount Deficiency, if any, as of the Transfer Date                         0.00

    5.4 Series 2004-1 Allocated Dealer Note Losses / (Recoveries) for the Due Period                     0.00

    5.5 Series 2004-1 Allocated Interest Amounts for the Due Period                              1,203,449.67

    5.6 Series 2004-1 Allocated Principal Amounts for the Due Period                            88,780,101.42

    5.7 Series 2004-1 Noteholders Allocated Dealer Note Losses / (Recoveries) for the
        Due Period                                                                                       0.00

    5.8 Series 2004-1 Available Interest Amounts with respect to the Due Period                  1,283,723.09

    5.9 Series 2004-1 Available Principal Amounts with respect to the Due Period                88,780,101.42

   5.10 Shortfall in Series Available Principal Amounts, if any, for the Due Period                      0.00

   5.11 Sellers Invested Amount for the Series 2004-1 Notes for the Due Period                  25,440,000.00

   5.12 Shortfall in Series Available Interest Amounts, if any, for the Due Period                       0.00

   5.13 Unreimbursed reductions to the Series 2004-1 Collateral Amount, if any,
        for the Due Period                                                                               0.00

   5.14 Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the
        Transfer Date                                                                          212,000,000.00

   5.15 Series 2004-1 Required Seller's Invested Amount as of the Payment Date                  25,440,000.00

   5.16 Series 2004-1 Controlled Accumulation Amount, if any, for the Due Period                         0.00

   5.17 Series 2004-1 Controlled Deposit Amount, if any, for the Due Period                              0.00

   5.18 Series Variable Allocation Percentage for the Due Period                                      100.00%

   5.19 Series Fixed Allocation Percentage for the Due Period                                         100.00%

   5.20 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date              686,894.07

   5.21 Total amount, if any, to be distributed on the Series 2004-1 Notes on the Payment
        Date allocable to the Outstanding Principal Amount                                               0.00

   5.22 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date
        allocable to interest on the Series 2004-1 Notes                                           504,555.14

   5.23 Series 2004-1 Servicing Fee to be paid on the Payment Date                                 182,338.93

 5.24.1 Series 2004-1 Investment Income                                                             75,680.90

 5.24.2 Series 2004-1 Principal Funding Account investment income                                        0.00

 5.24.3 Series 2004-1 Negative Carry Account investment income                                           0.00

 5.24.4 Series 2004-1 Interest Funding Account investment income                                         0.00

 5.24.5 Series 2004-1 Spread Account investment income                                               4,592.52

   5.25 Series Excess Available Interest Amounts for the Due Period                                596,829.02

   5.26 Excess Available Interest Amounts for the Due Period allocated to other
        Series of Notes                                                                                  0.00

   5.27 Excess Available Interest Amounts for the Due Period allocated to Series                         0.00
        of Investor Certificates

   5.28 Excess Available Principal Collections allocated from other series of Notes to
        Series 2004-1 for the Due Period                                                                 0.00

   5.29 Amount of Shared Principal Collections allocated to Series 2004-1 Collateral
        Certificate for the Due Period                                                                   0.00

   5.30 Amount of Excess Available Principal Collections allocated to other
        Series of Notes for the Due Period                                                               0.00

   5.31 Cash Collateral Percentage as of the Transfer Date                                              7.82%

   5.32 Mismatch Amount for the Series 2004-1 Notes for the Due Period                                   0.00

   5.33 Reimbursement Amount for the Series 2004-1 Notes for the Due Period                              0.00

   5.34 Certain amounts and calculations referenced in the definition of Early
        Redemption Event.                                                                     See Exhibit "A"

      6 Account Information

    6.1 Series 2004-1 Spread Account Balance as of the Payment Date after giving effect
        to all withdrawals and deposits made on such Payment Date                                2,650,000.00

        Series 2004-1 Spread Account Required Amount, if any, as of the Payment Date
        after giving effect to all withdrawals and deposits made on such Payment Date            2,650,000.00

    6.2 Series 2004-1 Principal Funding Account Balance as of the Payment Date after
        giving effect to all withdrawals and deposits made on such Payment Date                          0.00

    6.3 Series 2004-1 Negative Carry Account Balance as of the Payment Date after
        giving effect to all withdrawals and deposits made on such Payment Date                          0.00

        Series 2004-1 Required Negative Carry Account Balance, if any, as of the
        Payment Date after giving effect to all withdrawals and deposits made on such
        Payment Date                                                                                     0.00

    6.4 Series 2004-1 Interest Funding Account Balance as of the Payment Date after
        giving effect to all withdrawals and deposits made on such Payment Date                          0.00

      7 Class A Notes Information

    7.1 Class A Outstanding Principal Amount as of the Payment Date after giving
        effect to the transactions made on such Payment Date                                   200,000,000.00

    7.2 Class A Nominal Liquidation Amount as of the Payment Date after giving
        effect to the transactions made on such Payment Date                                   200,000,000.00

    7.3 Total amount to be distributed on the Class A Notes on the Payment Date                    469,951.39

    7.4 Total amount, if any, to be distributed on the Class A Notes on the Payment Date
        allocable to the Class A Outstanding Principal Amount                                            0.00

    7.5 Total amount to be distributed on the Class A Notes on the Payment Date
        allocable interest on the Class A Notes                                                    469,951.39

    7.6 Class A Monthly Interest for the Interest Period                                           469,951.39

      8 Class B Notes Information

    8.1 Class B Outstanding Principal Amount as of the Payment Date after giving effect
        to the transactions made on such Payment Date                                           12,000,000.00

    8.2 Class B Nominal Liquidation Amount as of the Payment Date after giving
        effect to the transactions made on such Payment Date                                    12,000,000.00

    8.3 Total amount to be distributed on the Class B Notes on the Payment Date                     34,603.75

    8.4 Total amount, if any, to be distributed on the Class B Notes on the Payment
        Date allocable to the Class B Outstanding Principal Amount                                       0.00

    8.5 Total amount to be distributed on the Class B Notes on the Payment Date
        allocable interest on the Class B Notes                                                     34,603.75

    8.6 Class B Monthly Interest for the Interest Period                                            34,603.75

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                                      Exhibit 20.4(A)
                                   Series 2004-1 Notes

5.34  The percentages and all other information calculated pursuant to the
      Definition at Early Redemption Events as specified in Section 1.01 of
      The Series 2004-1 Indenture Supplement

      "Early Redemption Events" means, with respect to the Series 2004-1 Notes, each of the Early Amortization Events specified in Section 9.01 of the Pooling and
Servicing Agreement, as supplemented by the Series Supplement, plus each of the following:

(A)   failure on the part of the Seller (i) to make any payment, distribution or deposit required under the Pooling and Servicing Agreement or the Series
          Supplement within five Business Days after the Due Date or (ii) to observe or perform in any material respect any other material covenants or agreements
          of the Seller, which failure has a material adverse effect on the Series 2004-1      __No__
          Noteholders and which continues unremedied for a period of 60 days after written notice of such failure shall have been given to the Seller by the
          Indenture Trustee or to the Seller and the Indenture Trustee by any Holder
          of the Series 2004-1 Notes;

(B)   any representation or warranty made by the Seller pursuant to the Pooling and Servicing Agreement or any information contained in the schedule of
          Dealer Notes delivered thereunder or the Series Supplement shall prove to have been incorrect in any material respect when made or when delivered, which representation, warranty or schedule, or the circumstances or condition that caused such representation, warranty or schedule to be incorrect, continues to be incorrect or uncured in any material respect
          for a period of 60 days after written notice of such incorrectness shall              __No__
          have been given to the Seller by the Indenture Trustee or to the Seller and
          the Indenture Trustee by any Holder of the Series 2004-1 Notes and as a
          result of which the interests of the Series 2004-1 Noteholders are materially and adversely affected, provided, however, that an Early Redemption
          Event shall not be deemed to occur if the Seller has repurchased the related Dealer Notes or all such Dealer Notes, if applicable, during such period in accordance with the provisions of the Pooling and Servicing
          Agreement;

(C)   any of the Seller, ITEC, NIC or NFC shall file a petition commencing a voluntary case under any chapter of the federal bankruptcy laws; or the
          Seller or NFC shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any other similar applicable federal law, or shall consent to the filing of any such petition, answer or consent; or the Seller, ITEC, NIC or NFC shall appoint, or consent to
          the appointment of a custodian, receiver, liquidator, trustee, assignee,              __No__
          sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or the Seller, ITEC, NIC or NFC shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

(D)   any order for relief against any of the Seller, ITEC, NIC or NFC shall have been entered by a court having jurisdiction in the premises under any chapter of the federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Seller, ITEC, NIC or NFC under any other similar applicable federal law, and such decree or order
          shall have continued undischarged or unstayed for a period of 120 days;              __No__
          or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of the
          Seller, ITEC, NIC or NFC of any substantial part of their property, or for the winding up or liquidation of their affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days;

(E)   the Seller shall become legally unable for any reason to transfer Dealer Notes
          to the Master Trust in accordance with the provisions of the Pooling and             __No__
          Servicing Agreement;

(F)   on any Transfer Date, after giving effect to allocations to be made on that
            Transfer Date (including payments to be made on the related Payment Date), the Series 2004-1 Target Overcollateralization Amount exceeds the
            Series 2004-1 Overcollateralization Amount by more than the
            Series 2004-1 Overcollateralization Amount Shortfall Trigger; provided,
            however, that if such shortfall was caused by an Excess Cash Collateral            __No__
            Event, the Seller shall have a six month period during which an Early
            Redemption Event shall not occur if the foregoing condition is satisfied by calculating the Series 2004-1 Nominal Liquidation Amount after subtracting the amount on deposit in the Series 2004-1 Principal Funding
           Account in respect of the Series 2004-1 Notes;

(G)   any Servicer Termination Event shall occur (i) which would have a material
          adverse effect on the Series 2004-1 Noteholders and (ii) for which the               __No__
          Servicer has received a notice of termination;

(H)   on any Determination Date, as of the last day of the preceding Due Period, the aggregate principal balance amount of Dealer Notes owned by the Master Trust relating to used vehicles exceeds 25% of the aggregate principal balance of
          Dealer Notes held by the Master Trust on that last day; Aggregate Principal
          Dealer Note Balance which was advanced against Financed Vehicles which are
          Used Vehicles exceeds 25% of the Aggregate Principal Balance of all Dealer
          Notes?                                                                               __No__

            Used Financed Vehicle Ratio:  4.92%

(I)   on any Determination Date, the quotient of (i) the product of (a) the sum of Dealer Note Collections for each of the related Due Period and the two immediately preceding Due Periods and (b) four, divided by (ii) the daily average principal amount of Dealer Notes outstanding during such Due
          Periods ("Turnover") is less than 1.7;
          Turnover Ratio less than 1.7?                                                        __No__

                         Turnover Ratio:   4.10

(J)   the Series 2004-1 Outstanding Principal Amount is not repaid by the
          Expected Principal Payment Date;                                                     __No__

(K)   the Issuer becomes an "investment company" within the meaning of the
          Investment Company Act of 1940, as amended, and is not exempt from                   __No__
          compliance with that Act;

(L)   the occurrence of an Event of Default under the Indenture;                               __No__

(M)   the delivery by the Seller to the Master Trust Trustee of a notice stating
          that the Seller shall no longer continue to sell Dealer Notes to the Master          __No__
          Trust commencing on the date specified in such notice;

(N)   the Average Coverage Differential shall be equal to or less than negative two percent (-2%) on each of three consecutive Determination Dates;
          Average Coverage Differential shall be equal to or less than negative
          Two percent (-2.00%) on each of three consecutive Determination                     __No__
          Dates?

                      2 Months Past:    3.55%
                       1 Month Past:    3.55%
                      Current Month:    3.67%

(O) on any Determination Date, the quotient of (i) the sum of Dealer Note
         Losses for each of the related Due Period and the five immediately preceding
         Due Periods and (ii) the sum of Principal Collections for each of the related
         Due Period and the five immediately preceding Due Periods, is greater than or equal to one percent (1%);

         Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?

                  Dealer Note Loss Ratio: 0.00%                                               __No__

(P) at the end of any Due Period, the Seller's Invested Amount is reduced to an amount less than the Minimum Seller's Invested Amount and the Seller has failed to assign additional Dealer Notes to the Master Trust or deposit cash into the Excess Funding Account, the Series 2004-1 Principal Funding
        Account or any other principal funding account with respect to any other series in the amount of such deficiency within ten Business Days following
        the end of such Due Period; provided, however, that if such deficiency was            __No__
        caused by an Excess Cash Collateral Event, the Seller shall have a six month period during which an Early Redemption Event shall not occur if the foregoing condition is satisfied by calculating the Series 2004-1 Nominal
        Liquidation Amount after subtracting the amount on deposit in the Series
        2004-1 Principal Funding Account in respect of the Series 2004-1 Notes; and

(Q) failure on the part of ITEC to make a deposit in the Interest Deposit Account required by the terms of the Interest Deposit Agreement on or before the
        date occurring five Business Days after the date such deposit is required            __No__
        by the Interest Deposit Agreement to be made

            In the case of any event described in clauses (A), (B) or (G) above, an
      Early Redemption Event with respect to Series 2004-1 Notes shall be deemed to have occurred only if, after the applicable grace period described in those clauses, if any, either the Indenture Trustee or Series 2004-1 Noteholders holding
      Series 2004-1 Notes evidencing more than 50% of the Series 2004-1 Outstanding
      Principal Amount by written notice to the Seller, the Servicer, the Master Trust
      Trustee and, if given by Series 2004-1 Noteholders, the Indenture Trustee, declare that an Early Redemption Event has occurred as of the date of that notice.
      In the case of any Early Redemption Event that is also an Early Amortization
      Event as described in the Series Supplement or any event other than clauses (A),
      (B) or (G) described above, an Early Redemption Event with respect to the
      Series 2004-1 Notes shall be deemed to have occurred without any notice or other action on the part of the Indenture Trustee or the Series 2004-1 Noteholders
      immediately upon the occurrence of that event.

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                                                         EXHIBIT 20.5
                                         Navistar Financial Dealer Note Master Trust
                                                          Series Data
                                         for the February 25, 2005 Distribution Date

                                                                             Series
                                                             1998-1          2000-1           2003-1            2004-1

 1. Aggregate amount of Collections                       100,686,397.92  100,721,267.83    100,721,267.83   100,721,267.83
    Aggregate amount of Interest Collections                1,347,030.61    1,347,497.11      1,347,497.11     1,347,497.11
    Aggregate amount of Principal Collections              99,339,367.31   99,373,770.72     99,373,770.72    99,373,770.72
    Allocation From / (To) Other Series                             0.00            0.00              0.00             0.00

 2. Series Allocation Percentage                             19.9958450%     20.0027700%       20.0027700%      20.0027700%
    Floating Allocation Percentage                                84.29%          89.31%            89.31%           89.31%
    Principal Allocation Percentage *                              0.00%           0.00%             0.00%           89.34%

 3. Total amount Distributed                                  463,062.50      510,376.25        525,704.03       504,555.14

 4. Total amount of such distribution allocable
    to the Invested Amount of Series                                0.00            0.00              0.00             0.00

 5. Total amount of such distribution allocable
    to interest on the Series Certificates                    463,062.50      510,376.25        525,704.03       504,555.14

 6. Gross Dealer Note Losses                                        0.00            0.00              0.00             0.00

 7. Recoveries on Dealer Note Losses                                0.00            0.00              0.00             0.00

 8. Amount of Series allocable Dealer Note Losses / (Recoveries)    0.00            0.00              0.00             0.00
    - Investor portion of Dealer Note Losses / (Recoveries)         0.00            0.00              0.00             0.00
    - Seller portion of Dealer Note Losses / (Recoveries)           0.00            0.00              0.00             0.00

 9. Draw Amount                                                     0.00            0.00              0.00             0.00

10. Investor Charge Offs                                            0.00            0.00              0.00             0.00

11. Reimbursement of Investor Charge Offs                           0.00            0.00              0.00             0.00

12. Monthly Servicing Fee
    -   Series Allocation  -  Servicing Fee                   182,275.81      182,338.93        182,338.93       182,338.93
    -   Investor Servicing Fee                                153,640.28      162,846.90        162,846.90       162,846.90
    -   Seller Servicing Fee                                   28,635.53       19,492.03         19,492.03        19,492.03

13. Controlled Amortization Amount                                  0.00            0.00              0.00             0.00

14. Invested Amount prior to Distribution Date            200,000,000.00  212,000,000.00    212,000,000.00   212,000,000.00
    Invested Amount after Distribution Date               200,000,000.00  212,000,000.00    212,000,000.00   212,000,000.00

15. Invested Amount                                       200,000,000.00  212,000,000.00    212,000,000.00   212,000,000.00
    Available Subordinated Amt/Overcollateralization Amt   31,000,000.00   19,080,000.00     19,080,000.00    19,080,000.00
    Negative Carry Subordinated Amount                                NA              NA                NA               NA
    Other                                                              0               0                 0                0
    Adjusted Invested Amount                              231,000,000.00  231,080,000.00    231,080,000.00   231,080,000.00

    Required Excess Seller's Interest **                    6,000,000.00    6,360,000.00      6,360,000.00     6,360,000.00

16. Beginning Spread Account Balance                        2,500,000.00    2,650,000.00      2,650,000.00     2,650,000.00
        Withdrawals from Spread Account      (-) Interest      (4,180.03)      (4,432.33)        (4,429.97)       (4,592.52)
        Deposits to Spread Account           (+) Interest       4,180.03        4,432.33          4,429.97         4,592.52
    Spread Account balance as of the close of
    business on the Distribution date                       2,500,000.00    2,650,000.00      2,650,000.00     2,650,000.00

17. Series Principal Acct Balance as of the end of Due Period       0.00            0.00              0.00             0.00

    *  Series 2004-1 Collateral Certificate Principal Allocation Percentage
    ** Series 2004-1: Part of Required Excess Seller's Invested Amount
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                                                      EXHIBIT 20.5 (Cont'd)
                                         Navistar Financial Dealer Note Master Trust
                                                          Series Data
                                         for the February 25, 2005 Distribution Date

                                                            2000-VFC-KHFC     2000-VFC-Liberty        Total
                                                                              Street Funding
 1. Aggregate amount of Collections                         50,343,198.96      50,343,198.96      503,536,599.33
    Aggregate amount of Interest Collections                   673,515.30         673,515.30        6,736,552.56
    Aggregate amount of Principal Collections               49,669,683.66      49,669,683.66      496,800,046.77
    Allocation From / (To) Other Series                              0.00               0.00                0.00

 2. Series Allocation Percentage                               9.9979225%         9.9979225%           100.0000%
    Floating Allocation Percentage                                 84.29%             84.29%         N/A
    Principal Allocation Percentage *                               0.00%              0.00%         N/A

 3. Total amount Distributed                                   278,536.85         286,338.19        2,568,572.96

 4. Total amount of such distribution allocable
    to the Invested Amount of Series                                 0.00               0.00                0.00

 5. Total amount of such distribution allocable
    to interest on the Series Certificates                     278,536.85         286,338.19        2,568,572.96

 6. Gross Dealer Note Losses                                         0.00               0.00                0.00

 7. Recoveries on Dealer Note Losses                                 0.00               0.00                0.00

 8. Amount of Series allocable Dealer Note Losses / (Recoveries)     0.00               0.00                0.00
    -  Investor portion of Dealer Note Losses / (Recoveries)         0.00               0.00                0.00
    -  Seller portion of Dealer Note Losses / (Recoveries)           0.00               0.00                0.00

 9. Draw Amount                                                      0.00               0.00                0.00

10. Investor Charge Offs                                             0.00               0.00                0.00

11. Reimbursement of Investor Charge Offs                            0.00               0.00                0.00

12. Monthly Servicing Fee
    -   Series Allocation  -  Servicing Fee                     91,137.90          91,137.90          911,568.40
    -   Investor Servicing Fee                                  76,820.14          76,820.14          795,821.25
    -   Seller Servicing Fee                                    14,317.76          14,317.76          115,747.15

13. Controlled Amortization Amount                                   0.00               0.00                0.00

14. Invested Amount prior to Distribution Date             100,000,000.00     100,000,000.00    1,036,000,000.00
    Invested Amount after Distribution Date                100,000,000.00     100,000,000.00    1,036,000,000.00

15. Invested Amount                                        100,000,000.00     100,000,000.00    1,036,000,000.00
    Available Subordinated Amt/Overcollateralization Amt    15,500,000.00      15,500,000.00      119,240,000.00
    Negative Carry Subordinated Amount                                 NA                 NA                0.00
    Other                                                               0                  0                0.00
    Adjusted Invested Amount                               115,500,000.00     115,500,000.00    1,155,240,000.00

    Required Excess Seller's Interest **                     3,000,000.00       3,000,000.00       31,080,000.00

16. Beginning Spread Account Balance                         1,250,000.00       1,250,000.00       12,950,000.00
        Withdrawals from Spread Account      (-) Interest       (3,084.22)         (3,084.22)         (23,803.28)
        Deposits to Spread Account           (+) Interest        3,084.22           3,084.22           23,803.28
    Spread Account balance as of the close of
    business on the Distribution date                        1,250,000.00       1,250,000.00       12,950,000.00

17. Series Principal Account Balance as of the end of Due Period     0.00               0.00                0.00

18. Delinquency on Serviced Portfolio
                                         30 - 59 Days                                                     0.017%
                                         60 - 89 Days                                                     0.021%
                                            90+  Days                                                     0.053%

19. Master Trust Receivables Balance                                                           $1,093,882,086.45

    *  Series 2004-1 Collateral Certificate Principal Allocation Percentage
    ** Series 2004-1: Part of Required Excess Seller's Invested Amount

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